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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: May 12, 2003



                                    QLT Inc.
             (Exact name of registrant as specified in its Charter)





British Columbia, Canada          000-17082                     N/A
------------------------    ------------------------      ----------------------
  (Jurisdiction of          (Commission File Number)         (IRS Employer
   Incorporation)                                          Identification No.)





                                    QLT Inc.,
                             887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
                  ---------------------------------------------
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)



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ITEM 5.           OTHER EVENTS

                  QLT today reported that it will discontinue its two Phase III trials of tariquidar in the treatment of non-small cell lung cancer, following a recommendation of the independent Data Safety and Monitoring Committee which completed the interim analysis of unblinded data for both trials. A full text of the press release issued by QLT is attached as an Exhibit to this Form 8K.


ITEM 7.           EXHIBITS

Exhibit
Number    Description
-------   -------------------------------------
 99.1     Press Release dated May 12,  2003







                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.







                                                        QLT Inc.
                                           -------------------------------------
                                                                    (Registrant)






Date      May 12, 2003                     /s/  Paul J. Hastings
      ---------------------                -------------------------------------
                                                                     (Signature)
                                           President and Chief Executive Officer